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                            DAKA INTERNATIONAL, INC.
                              ONE CORPORATE PLACE
                               55 FERNCROFT ROAD
                               DANVERS, MA 01923

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints William H. Baumhauer and Allen R. Maxwell, and each of them, as proxies (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote all the shares of Common Stock and Series A Preferred Stock of DAKA International, Inc. (the "Corporation") held of record by the undersigned on _______________, 1996, at the Annual Meeting of Stockholders to be held on
_______________, 1996 or any adjournment of postponement thereof.

        IF NO DIRECTION IS MADE, THIS PROXY IF PROPERLY EXECUTED AND SUBMITTED WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR, FOR THE ISSUANCE OF THE CORPORATION'S COMMON STOCK PURSUANT TO THE MERGER DESCRIBED IN THE ACCOMPANYING PROXY MATERIALS AND FOR AMENDMENT OF THE CORPORATION'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE CORPORATION'S COMMON STOCK. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE STAMPED ENVELOPE PROVIDED.

        The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation's Annual Report to Stockholders for Fiscal Year 1995 and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)


        PLEASE MARK YOUR
[X]     VOTES AS IN THIS
        EXAMPLE.

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
                             WITHHELD
                 FOR          FROM
             THE NOMINEE   THE NOMINEE   NOMINEE: E.L. Cox
1. ELECTION                                                                                                 FOR AGAINST ABSTAIN
   OF           [ ]           [ ]                          2. Approval of the issuance of the Corporation's
   CLASS I                                                    common stock pursuant to the merger            [ ]   [ ]     [ ]
   DIRECTOR                                                   described in the accompanying proxy materials.

                                                           3. Approval of an amendment to increase the
                                                              authorized shares of the Corporation's
                                                              common stock, as described in the accompanying [ ]   [ ]     [ ]
                                                              proxy statement.

                                                           4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                                         CHECK HERE FOR             CHECK
                                                                                         IF YOU PLAN TO   [ ]    HERE FOR  [ ]
                                                                                     ATTEND THE MEETING           ADDRESS


                                                           New Address:____________________________________________________________

                                                           ________________________________________________________________________

                                                           ________________________________________________________________________

                                                          Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.


SIGNATURE________________________________________  DATE___________   SIGNATURE______________________________________ DATE__________
Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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